EXHIBIT 10.71


                           LOAN AND SECURITY AGREEMENT



                          Dated as of January 7, 2003



                           TRAVIS BOATS & MOTORS, INC.
                            a Texas corporation, and
                          its affiliates listed herein


                                  ("Borrower")



                                       and



                                  TMRC, L.L.P.
                    a Missouri limited liability partnership,


                                   ("Lender")











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

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I -       Definitions.....................................................................................1
   Section 1.1    Definitions.....................................................................................1

ARTICLE II -      Amount and Terms of the Secured Loan Facility...................................................2
   Section 2.1    Advances........................................................................................2
   Section 2.2    Secured Note....................................................................................3
   Section 2.3    Obligations Absolute............................................................................3
   Section 2.4    Interest........................................................................................3
   Section 2.5    Voluntary Prepayment; Termination of Agreement by Borrower......................................4
   Section 2.6    Use of Proceeds.................................................................................4
   Section 2.7    Mandatory Prepayment............................................................................4
   Section 2.8    Payments........................................................................................4

ARTICLE III -     Security Interest...............................................................................5
   Section 3.1    Grant of Security Interest......................................................................5

ARTICLE IV -      Conditions of Lending...........................................................................5
   Section 4.1    Conditions Precedent to the Initial Advance.....................................................5
   Section 4.2    Determination to Make Other Advances............................................................6
   Section 4.3    Conditions Precedent to All Advances............................................................6

ARTICLE V -       Representations and Warranties..................................................................6
   Section 5.1    Existence and Power; Name.......................................................................6
   Section 5.2    Authorization of Borrowing; No Conflict as to Law or Agreements.................................7
   Section 5.3    Legal Agreements................................................................................7
   Section 5.4    Litigation......................................................................................7
   Section 5.5    Title and Liens.................................................................................7

ARTICLE VI -      Covenants.......................................................................................7
   Section 6.1    Reporting Requirements..........................................................................7
   Section 6.2    Authorization to File Financing Statements......................................................8
   Section 6.3    Indemnification.................................................................................8

ARTICLE VII -     Events of Default, Rights and Remedies..........................................................8
   Section 7.1    Events of Default...............................................................................8
   Section 7.2    Rights and Remedies.............................................................................9

ARTICLE IX -      Miscellaneous...................................................................................9
   Section 8.1    No Waiver; Cumulative Remedies..................................................................9
   Section 8.2    Amendments, Etc.................................................................................9
   Section 8.3    Addresses for Notices, Etc.....................................................................10
   Section 8.4    Execution in Counterparts......................................................................11
   Section 8.5    Binding Effect; Assignment; Complete Agreement.................................................11
   Section 8.6    Governing Law..................................................................................11

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   Section 8.7    Severability of Provisions.....................................................................11
   Section 8.8    Headings.......................................................................................11
   Section 8.9    Costs and Expenses.............................................................................11
   Section 8.10   Construction...................................................................................11
   Section 8.11   Statutory Notice Regarding Oral Agreements.....................................................11


                           LOAN AND SECURITY AGREEMENT
                           Dated as of January 7, 2003

         TRAVIS BOATS & MOTORS, INC., a Texas corporation, TBC Arkansas, Inc., Travis Boating Center Arlington, Inc., Travis Boating Center Beaumont, Inc., Travis Boating Center Oklahoma, Inc., Travis Boating Center Tennessee, Inc., Travis Snowden Marine, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Boating Center Alabama, Inc., Travis Boating Center Louisiana, Inc., Travis Boats & Motors Baton Rouge, Inc., Travis Boating Center Mississippi, Inc., Travis Boating Center Little Rock, Inc., Red River Marine Arkansas, Inc., Shelby Marine Center, Inc., and Shelby Marine Pickwick, LLC (collectively and separately, jointly and severally, sometimes referred to as "Borrower"), and TMRC, L.L.P., a Missouri limited liability partnership ("Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article shall have the meanings assigned to them in this Article, and include the plural as well as the singular.

                  "Advance" means an advance to Borrower by Lender under the Secured Loan Facility.

                  "Agreement" means this Loan and Security Agreement.

                   "Commitment" means Five Hundred Thousand Dollars ($500,000), subject to reduction as provided in Section 2.7 hereof and the limitations and restrictions expressly set forth herein..

                  "Default" means an event that, with the giving of notice or passage of time, or both, would constitute an Event of Default.

                  "Default Rate" means at any time two percent (2%) over the rate of interest charged by Lender under this Agreement immediately prior to the occurrence of a Default or Event of Default.

                  "Draw Request" has the meaning set forth in Section 2.1(c) hereof.

                  "Event of Default" has the meaning specified in Section 7.1 hereof.

                  "Liens" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating an encumbrance on or in respect of such asset.

                  "Loan Documents" means this Agreement and the Secured Notes.

                  "Obligations" has the meaning set forth in Section 3.1 hereof.

                  "Parent"  means  Travis  Boats  and  Motors,   Inc.,  a  Texas
         corporation.

                  "Prime Rate" means the rate of interest publicly announced from time to time by JPMorgan Chase Bank, as its "Prime Rate" or, if such bank ceases to announce a rate so designated, any similar successor rate of such Bank or, if no such rate exists, then the prime rate of any other bank designated by Tracker, it being understood that such Prime Rate is not necessarily the lowest rate charged by the bank and is established by the bank in its sole discretion, and such bank may charge rates at, below or above the Prime Rate.

                  "Secured Loan Facility" means the loan facility being made available to Borrower by Lender under Article II hereof.

                  "Secured Note," means the secured promissory note of Borrower payable to the order of Lender in substantially the form of Exhibit A.

                  "Senior Lenders" means GE Commercial Distribution Finance Corporation and Transamerica Commercial Finance Corporation.

                  "Subsidiaries" means, as to Parent, each of the Borrowers other than Parent.

                  "Tax Refund" means all general intangible rights of Borrower related to any and all refunds now or hereafter owing to Borrower from the Internal Revenue Service for tax years ending on or prior to December 31, 2002, and all proceeds thereof.

                  "Termination Date" means April 30, 2003.

                  "Term Sheet" means that certain term sheet between Borrower and Lender executed and delivered this date specifying, among other things, the conditions precedent to the making of Advances hereunder.

                                   ARTICLE II

                  Amount and Terms of the Secured Loan Facility

         Section 2.1 Advances. Lender shall make Advances to Parent from time to time, at the sole discretion of the Lender, during the period from the date hereof to the close of business on January 31, 2003, or the earlier date of termination in whole of the Secured Loan Facility under Section 2.5 or Section
7.2 hereof, in an aggregate amount at any time outstanding not to exceed the Commitment. The Secured Loan Facility shall be a draw-loan facility up to the aggregate amount of the Commitment. Amounts borrowed and repaid may not be reborrowed. This is not a revolving loan facility. Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

                  (a) Lender shall not make any Advance under the Secured Loan Facility if, after giving effect to such requested Advance, the sum of the Advances heretofore made under this Section 2.1 or otherwise would exceed the Commitment.

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

                  (b) Lender shall not be required to make any Advance under the Secured Loan Facility so long as an Event of Default exists or any event exists that with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                  (c) Each request for an Advance shall be made in a writing to Lender (or agent specified in writing by Lender, on behalf of Lender), which may be transmitted by fax or E-mail (each a "Draw Request") specifying the date of the requested Advance and the amount thereof, and shall be made by the Operations Committee of the Board of Directors of Borrower.

                  (d) Upon fulfillment of the applicable conditions set forth in
         Section 4.2, Lender, at Lender's sole discretion, may make Advances.

                  (e) Loan proceeds advanced by Lender shall be disbursed by bank wire transfer to a bank account designated by Parent unless Lender and Parent otherwise agree.

                  (f) Each Draw Request shall be deemed to be a representation by each Borrower, jointly and severally, that: (i) the conditions set forth in this Section 2.1 have been met, and (ii) the conditions set forth in Sections 4.1, 4.2 and 4.3, as applicable, have been satisfied as of the time of the request.

         Section 2.2 Secured Note. All Advances, if any, made by Lender under this Article II shall be evidenced by the Secured Note held by Lender, and shall be repayable with interest in accordance with the Secured Note. The principal of the Secured Note shall be payable (a) as provided herein and on the earlier of the Termination Date or acceleration by Lender or (b) with respect to prepayment in connection with the Tax Refund, as required under Section 2.7 or acceleration by Lender under Section 7.2, and in each case shall bear interest as provided herein.

         Section 2.3 Obligations Absolute. The obligations of each Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever.

         Section 2.4 Interest. The principal of the Advances outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed) at the rate per annum of the Prime Rate plus 4%; provided, however, that at no time shall such interest rate be computed on a Prime Rate of less than Four and Seventy-five One Hundredths percent (4.75%) per annum and provided further that such interest rate shall in no instance exceed the maximum interest rate, if any, allowed by law. The Advances shall bear interest at the Default Rate from and after a Default or an Event of Default. Interest accruing on the principal balance of the Advances outstanding from time to time shall be payable on the Termination Date or earlier prepayment in full.

         Section 2.5 Voluntary Prepayment; Termination of Agreement by Borrower. Borrower may, in its discretion, prepay the Advances in whole or in part at any time or from time to time. The Commitment automatically shall be reduced dollar-for-dollar by the aggregate amount prepaid pursuant to this Section 2.5. Parent, on behalf of Borrower, may terminate this Agreement at any time by giving at least 30 days' prior written notice to Lender of Borrower's intention to terminate this Agreement and by paying in full the amount of all of Borrowers' obligations under this Agreement and the Secured Note.

         Section 2.6 Use of Proceeds. The proceeds of all Advances hereunder shall be used to provide working capital for Borrower, to pay for operating expenses and for the immediate cash needs of Borrower, and to pay the fees, costs and expenses of Lender.

         Section 2.7 Mandatory Prepayment. Immediately upon receipt of any proceeds of the Tax Refund, Borrower will prepay the principal amount of the Advances by delivering to Lender all checks or other evidences of the Tax Refund, endorsed without restriction to the order of Lender until such time as the amount of the Tax Refund so applied equals the total of all Obligations then outstanding. Until delivered to Lender, all such checks or other evidences of the Tax Refund shall be held in trust by Borrower for and as the property of Lender. To the extent that the aggregate amount of the proceeds of the Tax Refund exceeds the total of all Obligations then outstanding, and provided that there is no Default or Event of Default by Borrower under this Agreement or the Secured Note, Lender will release its security interest (granted under Article III below) in the Tax Refund and will remit to Borrower the full amount of such excess. The Commitment automatically shall be reduced dollar-for-dollar by the aggregate amount prepaid pursuant to this Section 2.7.

         Section 2.8 Payments.

         (a) Delivery of Payments. All payments by Borrower of the Obligations shall be made in same day funds and delivered to Lender, by wire transfer to such account or place as Lender may from time to time designate.

Borrower shall receive credit on the day of receipt for funds received by Lender by 11:00 a.m. (Central time) on any business day. Funds received on any business day after such time shall be deemed to have been paid on the next business day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a business day, the payment shall be due on the next succeeding business day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

         (b) Invalid Payments. To the extent Borrower makes a payment or payments to Lender, and to the extent any Tax Refund is delivered to Lender pursuant to Section 2.7 hereof, which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause (or to the Internal Revenue Service, in the case of a Tax Refund), then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by Lender.

                                   ARTICLE III

                               Security Interest

         Section 3.1 Grant of Security Interest. Borrower each hereby assigns and grants to Lender a lien upon and security interest in (the "Security Interest") the Tax Refund as security for the payment and performance of each obligation of Borrower to Lender under this Agreement and the Secured Note. (All such obligations being herein sometimes collectively referred to as the "Obligations"). Borrower authorizes Lender to file such Uniform Commercial Code financing statements and such notices with the Internal Revenue Service under the Claims Act (31 U.S.C. ss. 3727 and 41 U.S.C. ss. 15) as Lender may determine for the purpose of perfecting Lender's security interest in the Tax Refund.

                                   ARTICLE IV

                              Conditions of Lending

         Section 4.1 Conditions Precedent to the Initial Advance. The obligation of Lender to make the initial Advance under the Secured Loan Facility shall be subject to the condition precedent that Lender shall have received all of the following, each in form and substance satisfactory to Lender except to the extent a condition is waived in writing by Lender:

                  (a) This Agreement and the Secured Note, each properly executed on behalf of Borrower;

                  (b) Borrower shall have provided evidence satisfactory to Lender of the existence and amount of the Tax Refund and that the IRS Refund has not been paid and is not subject to offset by the United States Internal Revenue Service or other agency of the United States Government; and

                  (c) Confirmation of filing of such Uniform Commercial Code financing statements perfecting the security interest granted by Borrower in the Tax Refund and the filing of such notices with the Internal Revenue Service regarding the Tax Refund as Lender determines;

                  (d) A current certificate issued by the Secretary of State of the State of Texas, certifying that Borrower is in good standing under the laws of the State of Texas and a current Certificate of Account Status issued by the Texas Comptroller of Public Accounts confirming no franchise tax reports or payments are due;

                  (e) A completed Draw Request;

                  (f) Copies of Parent's Article of Incorporation and By-laws and resolutions duly adopted by the Board of Directors of each Borrower authorizing execution, delivery and performance of this Agreement, the Secured Notes and the Obligations as certified by the Secretary of each Borrower;

                  (g) The opinion letter of Jenkens & Gilchrist, counsel to Borrower, on substantially the terms set forth in Exhibit B attached hereto;

                  (h) Confirmation that the Tax Refund is subject to no Liens other than in favor of the Lender and the Senior Lenders;

                  (i) All of the conditions to funding set forth and described in the Term Sheet shall have been satisfied or waived by Lender;

                  (j) Execution by Lender of an intercreditor agreement with the Senior Lenders on terms acceptable to Lender; and

                  (k)  Delivery  of  such  other  documents,   agreements,   and
         instruments, and the performance by Borrower of such other actions, as may be determined by each of the Lenders in its discretion.

         Section 4.2 Determination to Make Other Advances. After the making of the initial Advance, all subsequent Advances under the Secured Loan Facility shall be at the sole discretion of the Lender. In connection therewith, Lender may require, and Borrower will provide to Lender, such further agreements and documents and shall take such actions or cause such actions to be taken as Lender may require.

         Section 4.3 Conditions Precedent to All Advances. The obligation of Lender to make each Advance shall be subject to the further conditions precedent that on such date:

                  (a)  the  representations  and  warranties  contained  in this
         Article IV are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                  (c) each Senior Lender shall make advances of funds of like amount of and simultaneously with the Advance being made by Lender.

                                    ARTICLE V

                         Representations and Warranties

         Borrower represents and warrants to Lender as follows:

         Section 5.1 Existence and Power; Name. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, except where the failure to be in good standing would not have a material adverse effect on the business taken as a whole. The name of each Borrower set forth in the first paragraph of this Agreement is the exact and current legal name of Borrower. The organizational number issued to Parent by the Secretary of State of Texas is 46499000. Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents.

         Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by each Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of the shareholders of such Borrower, (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party (other than filings on Form 8-K with the Securities and Exchange Commission to disclose the transactions contemplated by the Loan Documents), (c) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect having applicability to such Borrower or of the Certificate of Incorporation or the By-laws of such Borrower, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Borrower other than as set forth in Article III of this Agreement.

         Section 5.3 Legal Agreements. This Agreement constitutes, and upon due execution by Borrower, the other Loan Documents will constitute, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

         Section 5.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Borrower, would have a material adverse effect on the financial condition, properties or operations of Borrower.

         Section 5.5 Title and Liens. The Borrowers collectively have good and absolute title to the right to receive the Tax Refund free and clear of all Liens other than security interests in favor of Senior Lenders.

                                   ARTICLE VI

                            Covenants and Agreements

         Section 6.1 Reporting Requirements. Parent will deliver, or cause to be delivered, to Lender such financial statements, financial information, projections and other information regarding the business of Borrower (on a consolidated basis) as Lender may require from time to time in Lender's sole discretion. In addition, to the extent any Borrower is obligated to furnish any such financial statements or information to any other provider of credit facilities or loans or floor-planning financing, Parent will cause copies of all such information to be delivered simultaneously to Lender.

         Section 6.2 Authorization to File Financing Statements. Each Borrower hereby irrevocably authorizes Lender (or Lender's agent) at any time and from time to time to file in any filing office in any jurisdiction initial financing statements and amendments thereto that describe or indicate the Tax Refund.

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

         Section 6.3 Indemnification. Each Borrower, jointly and severally, agrees to indemnify, defend and hold harmless the Lender, and its affiliates, successors and assigns, and all present and future officers, directors, employees and agents of any of the foregoing (the "Indemnitees"), from and against (i) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, the Tax Refund (including any governmental disgorgement attempt or proceeding) or the use of intended use of the proceeds of the Advances (the "Indemnified Liabilities"), EVEN IF A COURT DETERMINES THAT THE LENDER'S NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE) CAUSED SUCH LOSS, LIABILITY OR EXPENSE IN WHOLE OR IN PART. If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, such Borrower, or counsel designated by such Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner as may be reasonably directed by the Indemnitee, at such Borrower's sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnity, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, such Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of such Borrower under this Section 6.3 shall survive the termination of this Agreement and the discharge of such Borrower" Obligations.

                                   ARTICLE VII

                     Events of Default, Rights and Remedies

         Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Any default payment of any interest on or principal of the Secured Note when due or in the performance, or breach, of any other covenant or agreement of any Borrower contained in this Agreement, in the Secured Note or in any other agreement to which both the Borrower and Lender is a party; or

                  (b) Any Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of Lender; or

                  (c) A petition is filed by or against any Borrower under the United States Bankruptcy Code naming such Borrower as debtor;

                  (d) Any representation or warranty made by Borrower in this Agreement, the Secured Notes or in any other certificate, instrument or statement made or delivered pursuant to or in connection with this Agreement, the Secured Notes or any other agreement to which both the

         Borrower and Lender is a party shall prove to have been incorrect in any material respect; or

                  (e) Any default by any Borrower under any credit facility of Borrower with a Senior Lender.

         Section 7.2 Rights and Remedies. Upon the occurrence of an Event of Default, Lender may exercise any or all of the following rights and remedies:

                  (a) Lender, may, by notice to Parent, declare the Secured Loan
         Facility  to  be  terminated,   whereupon  the  same  shall   forthwith
         terminate;

                  (b) Lender may, by notice to Parent, declare to be forthwith due and payable the entire unpaid principal amount of the Secured Note then outstanding, all interest accrued and unpaid thereon, and all amounts payable under this Agreement, whereupon the Secured Note, all such accrued interest and all such amounts and obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; and

                  (c)  Lender  may   exercise  any  other  rights  and  remedies
         available to it under the Loan Documents, the Uniform Commercial Code or under other applicable law.

                                  ARTICLE VIII

                                  Miscellaneous

         Section 8.1 No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Section 8.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

         Section 8.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be: (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy or e-mail followed, within twenty-four (24) hours, by personal delivery or deposit with an overnight courier of national reputation, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth below:

                  If to any Borrower:

                  c/o Travis Boats & Motors, Inc.
                  12116 Jekel Circle
                  Suite 102
                  Austin, Texas 78727
                  Attention:  Mark T. Walton
                  Facsimile No:  (512) 329-0480

                  With copies to:

                  Jenkens & Gilchrist
                  2200 One American Center
                  6000 Congress Avenue
                  Austin, Texas 78701
                  Attention:  J. Rowland Cook, Esq.
                  Facsimile No:  (512) 404-3520

                  If to Lender:

                  TMRC, L.L.P.
                  c/o Tracker Marine LLC
                  2500 East Kearny Street
                  Springfield, Missouri 65803
                  Attention:  Kenneth N. Burroughs
                  Facsimile No:  (417) 873-5052

                  With copies to:

                  Gallop, Johnson & Neuman, L.C.
                  101 South Hanley Road, Suite 1600
                  St. Louis, Missouri 63105
                  Attention:  Robert H. Wexler, Esq.
                  Facsimile No:  (314) 615-6001

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on: (a) the date received if personally delivered, (b) three (3) business days after deposit in the mail if delivered by mail, (c) one (1) business day after being sent by overnight courier, or (d) the date of transmission by telecopy, provided such telecopy is followed within 24 hours of transmission by delivery to Lender or deposit with an overnight carrier of an original of the telecopied document, except that notices or requests to Lender (including but not limited to Draw Requests) pursuant to any of the provisions of Article II shall not be effective until received by Lender.

         Section 8.4 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         Section 8.5 Binding Effect; Assignment; Complete Agreement. The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of Lender. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

         Section 8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Missouri without regard to its choice-of-law or conflicts-of-law principles.

         Section 8.7 Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 8.8 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.9 Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses (including attorneys' fees) incurred by each of the Lender in connection with transactions contemplated hereunder, including, without limitation, the preparation and negotiation of the Loan Documents and all other documents relating to such Loan Documents, the filing or recording of any documents or notices, and all expenses of collection and enforcement of the Obligations and satisfaction, foreclosure or enforcement of the security interest herein granted.

         Section 8.10 Construction. This Agreement has been fully negotiated by the parties, and there is to be no construction against either party based on any presumption of that party's involvement in the drafting thereof.

         Section 8.11 Statutory Notice Regarding Oral Agreements. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice may be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM

MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THE WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            [Remaining portion of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     TRAVIS BOATS & MOTORS, INC.,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TBC ARKANSAS, INC., as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER ARLINGTON, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER BEAUMONT, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER OKLAHOMA, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER TENNESSEE, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS SNOWDEN MARINE, INC.,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     FALCON MARINE, INC.,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     FALCON MARINE ABILENE, INC.,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER ALABAMA, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER LOUISIANA, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATS & MOTORS BATON ROUGE, INC., as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER MISSISSIPPI, INC., as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     TRAVIS BOATING CENTER LITTLE ROCK, INC., as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     RED RIVER MARINE ARKANSAS, INC.,
                                     as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     SHELBY MARINE CENTER, INC.,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     SHELBY MARINE PICKWICK, LLC,  as a Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     LENDER:

                                     TMRC, L.L.P.,
                                     a Missouri limited liability partnership

                                     By: Tracker Marine, LLC,
                                         its __________________________

                                     By: Three Johns Company,
                                         Its Sole Member


                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                                                       EXHIBIT A



                             SECURED PROMISSORY NOTE
$500,000.00                                                Springfield, Missouri
                                                                January __, 2003

         FOR VALUE RECEIVED, the undersigned, Travis Boats & Motors, Inc., a Texas corporation, TBC Arkansas, Inc., Travis Boating Center Arlington, Inc., Travis Boating Center Beaumont, Inc., Travis Boating Center Oklahoma, Inc., Travis Boating Center Tennessee, Inc., Travis Snowden Marine, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Boating Center Alabama, Inc., Travis Boating Center Louisiana, Inc., Travis Boats & Motors Baton Rouge, Inc., Travis Boating Center Mississippi, Inc., Travis Boating Center Little Rock, Inc., Red River Marine Arkansas, Inc., Shelby Marine Center, Inc., and Shelby Marine Pickwick, LLC (collectively and separately, jointly and severally, referred to as, "Borrower"), hereby promise to pay to the order of TMRC, L.L.P., a Missouri limited liability partnership ("Lender"), c/o Tracker Marine LLC, 2500 East Kearny Street, Springfield, Missouri 65803, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand and no/100 Dollars ($500,000.00) or, if less, the aggregate unpaid principal amount of all Advances made by Lender to Borrower under the Loan and Security Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed, at the interest rate as provided under the Loan and Security Agreement of even date herewith by and between Lenders and Borrower (the "Loan and Security Agreement"). The principal hereof shall be due and payable April 30, 2003, (subject to earlier repayment as provided in the Loan and Security Agreement), and interest accruing on the principal balance shall be due and payable as provided in the Loan and Security Agreement. This Secured Note may be prepaid only in accordance with the Loan and Security Agreement.

         This Secured Note is issued pursuant, and is subject, to the Loan and Security Agreement, which provides, among other things, for acceleration hereof, and the holder hereof is entitled to the benefits thereof. This Secured Note is the "Secured Note" referred to in the Loan and Security Agreement.

         This Secured Note is secured by the security interest set forth in the Loan and Security Agreement. The holder of this Secured Note shall have the benefit of such security interest.

         Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses in the event this Secured Note is not paid when due, whether or not legal proceedings are commenced.

         This Secured Note shall be governed by and construed in accordance with the internal substantive laws of the State of Missouri, regardless of the place of execution of this Agreement by any party hereto.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (LENDERS) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THE WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


                               TRAVIS BOATS & MOTORS, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TBC ARKANSAS, INC., as a Borrower


                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                               TRAVIS BOATING CENTER ARLINGTON, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER BEAUMONT, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER OKLAHOMA, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER TENNESSEE, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS SNOWDEN MARINE, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               FALCON MARINE, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               FALCON MARINE ABILENE, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER ALABAMA, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER LOUISIANA, INC.,
                               as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATS & MOTORS BATON ROUGE, INC., as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER MISSISSIPPI, INC., as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRAVIS BOATING CENTER LITTLE ROCK, INC., as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               RED RIVER MARINE ARKANSAS, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               SHELBY MARINE CENTER, INC.,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               SHELBY MARINE PICKWICK, LLC,  as a Borrower


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                                                       EXHIBIT B

                 [FORM OF LEGAL OPINION OF COUNSEL TO BORROWER]